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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               DECEMBER 23, 1994

                             U.S. TRUST CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          NEW YORK                    0-8709                  13-29227955
(STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NO.)

          114 WEST 47TH STREET, NEW YORK, NEW YORK                10036
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (212) 852-1000

                              Page 1 of 13 pages.

                           Exhibit Index is on page 3

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ITEM 5.  OTHER EVENTS

     On November 18, 1994, U.S. Trust Corporation ("UST") and The Chase Manhattan Corporation ("Chase") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Chase will acquire UST's securities processing business and related back office operations (including the assets and certain liabilities related thereto) (collectively, the "Chase Acquired Business") for $363.5 million in Chase common stock.

     UST will effect the sale of the Chase Acquired Business in a two-step transaction. First, UST will transfer to New USTC Holdings Corporation, a New York corporation and a wholly owned subsidiary of UST (the "Company"), its asset management, private banking, special fiduciary and corporate trust businesses (collectively, the "Core Businesses"), and all the then-outstanding shares of the Company will be distributed to the then current UST stockholders on the basis of one share of Company common stock, par value $1.00 per share, for each share of UST common stock (the "Distribution"). Immediately following the Distribution, UST, then holding only the Chase Acquired Business, will be merged with and into Chase.

     The Distribution and the Merger are each subject to approval by UST's shareholders, as well as receipt of certain regulatory approvals, including approval by the Federal Reserve Board and state banking authorities and receipt by UST of a favorable Internal Revenue Service ruling regarding the tax-free nature of the transaction.

     In connection with the Merger, UST has prepared unaudited condensed pro forma statements of income for the year ended December 31, 1993 and the nine month period ended September 30, 1994, an unaudited pro forma condensed statement of condition as of September 30, 1994, and an unaudited pro forma condensed statement of average balances for the nine month period ended September 30, 1994 (collectively, the "Pro Forma Statements") to present the estimated effects of the Merger, related restructuring transactions and the effect of the Services Agreement (as defined in the Pro Forma Statements attached hereto as Exhibit 1) as if such transactions had occurred for statement of income purposes as of January 1, 1993 and for statement of condition purposes as if such transactions occurred as of September 30, 1994. A copy of the Pro Forma Statements is attached hereto as Exhibit 1 and is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          U.S. TRUST CORPORATION
                                              (Registrant)

                                          /s/      RICHARD E. BRINKMANN
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                                                   Richard E. Brinkmann
                                                Senior Vice President and
                                                       Comptroller

Dated: December 23, 1994
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                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                        DESCRIPTION
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
   1                           Pro Forma Statements